UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 11, 2020

Grand Canyon Education, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-34211	20-3356009
(State or other Jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
Incorporation)

2600 W. Camelback Road
Phoenix, Arizona	85017
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (602) 247-4400

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	LOPE	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.Submission of Matters to a Vote of Security Holders.

On June 11, 2020, Grand Canyon Education, Inc. (the “Company”) held its 2020 Annual Meeting of Stockholders (the “Annual Meeting”). The total number of shares of the Company’s common stock, par value of $0.01 per share, voted in person or by proxy at the Annual Meeting was 43,869,675, representing approximately 92.7% of the 47,313,329 shares that were outstanding and entitled to vote as of the record date. The following matters, which were described in the Company’s definitive Proxy Statement filed with the Securities and Exchange Commission on April 24, 2020, were voted upon at the Annual Meeting, and the number of votes cast for and against, as well as abstentions and broker non-votes, if applicable, with respect to each such matter is set forth below.

1)	The stockholders elected the nominees listed below as Directors of the Company, each to serve until the Company’s 2021 Annual Meeting of Stockholders or until his or her respective successor is elected and qualified or until his or her earlier resignation or removal.

Director	For	Against	Abstain	Broker Non Votes
Brian E. Mueller	42,458,227	460,575	21,581	929,292
Sara R. Dial	42,690,306	234,339	15,738	929,292
Jack A. Henry	42,478,867	445,521	15,995	929,292
Lisa Graham Keegan	42,912,717	11,828	15,838	929,292
Chevy Humphrey	42,910,480	13,622	16,281	929,292

2)	The stockholders approved, on an advisory basis, the compensation of our named executive officers.

	For	Against	Abstain	Broker Non Votes
Compensation of Officers	41,858,991	941,027	140,365	929,292

3)	The stockholders ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020.

	For	Against	Abstain
Ratification of KPMG LLP	43,598,269	254,310	17,096

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

GRAND CANYON EDUCATION, INC.

Date:	June 15, 2020	By:	/s/ Daniel E. Bachus
Daniel E. Bachus
Chief Financial Officer
(Principal Financial Officer)